April 3, 1997


PERSONAL AND CONFIDENTIAL

Via Hand Delivery

Mr. Christopher P. Elliott

Dear Chris:

      This letter confirms the terms of the agreement which you and I have reached concerning your employment status following discussions that you and I just completed, and covers the change in your employment status with Morrison Fresh Cooking, Inc. (the "Company").

      The Company's offer that is described in this letter will be open and effective for twenty-one (21) days from the date shown as the "Effective Date" of the agreement. You may elect to accept or reject this offer within the twenty-one (21) day period. Obviously, it is important that you understand the terms of our offer so that if you sign, you do so knowingly and voluntarily. To enable you to do that, we suggest that you consult with an attorney about the Company's offer and your rights before signing it. You will not, however, waive or give up any rights or claims you may have against the Company that may arise after the date that you accept the Company's offer. If you accept this offer, both of us will acknowledge our agreement with the terms and conditions outlined in the offer and Waiver of Rights (the "Waiver") set forth in this letter (the offer and Waiver collectively referred to herein as the "Agreement").

      If you decide to sign the Agreement and waive your rights against the Company, you will have seven (7) days following the signing of the Agreement and the return of the signed Agreement to change your mind and revoke the Agreement. In other words, the Agreement will not be in effect until seven (7) days have passed following your signing.

The key elements of the Company's offer to you are as follows:

1. Effective as of April 4, 1997, which we will refer to as the "Termination Date," you no longer will be required to perform services for the Company, your employment with the Company will be officially terminated, you shall relinquish all titles and offices held with the Company and resign from the Company's Board of Directors, and the Change of Control Agreement between you and the Company dated as of March 2, 1996 shall be terminated.

2. You will receive what we will refer to as additional compensation (the "Additional Compensation") which will be paid to you as follows:

       (a) You will receive biweekly payments at your current base compensation rate through the close of business on April 4, 1997.

       (b) You will be entitled to receive on a prorated basis any bonus earned under the formula for which you are accountable for the Company's Fiscal Year 1997, prorated through April 4, 1997. You will not be eligible for any future bonuses other than the bonus referenced in this Section 2(b).

       (c) You have the option of purchasing your Company automobile at its present net book value of $7,507.67. If you elect to buy the automobile at present net book value, the difference between such value and the actual value of the automobile will be considered income and you will receive a Form 1099 or W-2 reflecting such income.

       (d) The Company currently has no severance pay policy. However, you will receive six (6) monthly payments each in the gross amount of $14,466.67. In the event that you have obtained new employment prior to the end of such six (6) month period, you will have the option of receiving the balance of such monthly payments in a single lump sum.

3. The Company will, subject to the approval of the Compensation and Stock Option Committee of the Board of Directors of the Company at its next regularly scheduled meeting, waive any restrictions on your sale of the 37,419 shares of common stock of the Company which you purchased pursuant to the Company's one-time 1996 Management Stock Option Program. The timing of such sale by you will be so as to be in compliance with all laws and regulations affecting the trading of Company stock. Thereafter, the Company shall pay to you based on your sale of such shares between July 1, 1997 and December 31, 1997, for each of such shares the difference between the actual per share market price on the date of sale of such shares and $7.75 per share.

4. The Company will arrange to provide at the Company's expense the outplacement services of a reputable corporate outplacement firm selected by the Company to assist you in locating other suitable employment.

5. If you elect COBRA, the Company will reimburse you for that portion of your COBRA cost equal to what the Company contributes for the same type of employee coverage for a period equal to the lesser of six (6) months or the duration of your COBRA continuation period. We agree to provide you with information covering your health insurance entitlements under COBRA and other employee benefits at termination. You will hear directly from the Company's Benefits Department explaining these matters. If this written information does not adequately answer your questions, please let us know right away.

6. You will not be eligible to participate in the Executive Stock Option Program or Management Stock Option
  Program after April 4, 1997.

7. All compensation payments to you will be subject to applicable deductions.

8.    As  of  the Termination Date, under the terms  of  the
  Company's   Management  Retirement  Plan   and   Executive
  Supplemental  Pension  Plan,  you  are  not  eligible   to
  participate in those plans. Therefore, you have no benefits that are due you under those plans.

9. Exhibit "A " to this letter contains a complete list of your Company-granted stock options. You are not eligible for any future grants of options to acquire Company stock. Except as modified by the terms of this paragraph, your rights under the Company-granted stock options (the "Stock Options") that you currently hold are controlled by the terms of the applicable written stock option award or agreement.

       (a) Each Stock Option which by its terms would otherwise expire upon the termination or change of your employment status with the Company will, subject to the approval of the Compensation and Stock Option Committee of the Board of Directors of the Company, remain exercisable for a period equal to the lesser of two (2) years from the date of termination of your employment with the Company or the expiration of the original option period and may be exercised by you when such Stock Option becomes exercisable under its terms. Stock Options not exercised within such two (2) year period will automatically terminate. You will be subject to exercising the Stock Options as if you had remained an employee with the Company and were still fully subject to all of the terms and conditions of such plans which are not in conflict with this two (2) year exercise period. The Company will request the respective Chief Executive Officers of Ruby Tuesday, Inc. and Morrison Health Care, Inc. to extend the period during which stock options of those companies which you may possess will remain exercisable for a period equal to the lesser of two (2) years from the date of termination of your employment with the Company or until the stock options would expire other than due to your termination of employment with the Company and may be exercised by you if and when such stock options become exercisable by their terms within such period.

10.    If  you  are  currently  a  member  of  the  Morrison
  Employees' Federal Credit Union, you may continue to participate in that program, subject only to observing the rules and qualifications governing participation.

11. If you participated in the Morrison Fresh Cooking, Inc. Salary Deferral 401(k) Plan or the Deferred Compensation Plan, as amended, you, of course, may receive monies in accordance with the terms of those plans, but you will not be allowed to make any contributions or receive Company matching contributions under these plans following the Termination Date.

12. Aside from the amounts to which you are entitled under the terms of this Agreement, you acknowledge that you have received any and all compensation and remuneration of any kind and character, including, but not limited to, salary, bonuses, commissions, vacation, stock options, and severance pay, which you may be entitled to receive from the Company at any time now or in the future. It is understood that the Company's Agreement with you is in lieu of any other severance pay.

13. You agree to keep confidential information disclosed to you or known by you as a consequence of or through your
  employment  by  the  Company,  concerning  the   business,
  financial affairs, products, suppliers, processes, services, customers, employees, or employees' compensation of the Company, including information related to menus, recipes, purchasing, bargaining, customer lists, manuals (all types), sales and marketing techniques, territorial sales plans, account records, personnel records, pricing information, advertising, promotion, accounting, recordkeeping, and any
  other   information  treated  by  the  Company  as   being
  confidential or which is labeled "Confidential" by the Company or which is otherwise designated as confidential or proprietary by the Company. Confidential information does not include: (a) information already known to you prior to your employment by the Company in any capacity, (b) information lawfully disclosed to you from a third party outside the Company who had a right to so disclose it, and
  (c) information which has become a matter of public knowledge through no fault or omission of yourself.

14. There are no other promises, agreements, or understandings between you and the Company, and it is the intent of this Agreement that it embody any and all promises, agreements, and understandings between yourself
and the Company. No changes or modifications may be made in the terms stated in this Agreement unless made in writing and signed by yourself or your authorized representative and an authorized representative of the Company. This Agreement will inure to the benefit of, and will be binding on both
  parties,   and  their  personal  representatives,   heirs,
  successors, and assigns.

15. It is understood and agreed that if any provision or part of this Agreement is found to be unenforceable, illegal, or inoperable, such provision or part shall be severed, and all remaining provisions and parts of this Agreement shall remain fully valid and enforceable.

16.  Furthermore, you agree to perform the following:

       (a) Return all Company-owned property and equipment including, but not limited to, laptop, discs, software and credit cards, to the corporate office within seven
       (7) days of your execution of this letter.

       (b) Return all records, manuals and materials which came into your possession because of your employment with the Company and which represent or relate to the Company's business records, including, but not limited to, those materials referenced in Section 13 above, and copies thereof made while the materials were in your possession and/or under your control, to the corporate office within seven (7) days of your execution of this letter. You agree that you will not retain any records, manuals and materials, or copies of records, manuals and materials as set forth herein.

      The Company's offer under this Agreement will be left open until April 24, 1997. If you have not executed this Agreement on or before the close of business on April 24, 1997, then the Company's offer is withdrawn. Note that your execution or non-execution of this Agreement does not change the Company's decision regarding your employment and that you are hereby terminated from the Company's payroll as an employee effective April 4, 1997, and we will provide you with the required information covering your health insurance entitlement under COBRA.

      By signing this Agreement on behalf of the Company, I am indicating the Company's intent, and my authority in behalf of the Company, to make you this offer. If there are any questions which need clarification, please let me know immediately in order that we can discuss and resolve them. If you are in agreement and accept the Company's offer, please return to me a fully executed copy of this Agreement and Waiver.

                                   Sincerely,



                                   /s/ Ronnie L. Tatum
                                   Ronnie L. Tatum
                                   Chief Executive Officer


AGREEMENT ACKNOWLEDGED AND ACCEPTED.
I HEREBY TENDER MY RESIGNATION FROM  THE  BOARD OF DIRECTORS
                                   OF
MORRISON FRESH COOKING, INC. EFFECTIVE AS OF APRIL 4, 1997.



/s/ Christopher P. Elliott
Christopher P. Elliott

Date:  April 24, 1997

The "Effective Date" of this Agreement
is  April 3, 1997.



                                       PER SHARE  TOTAL
                             NUMBER OF  OPTION    OPTION EXERCISABLE EXPIRATION
            PLAN             OPTIONS    PRICE     PRICE     DATE       DATE

STOCK INCENTIVE PLAN, 1995     2,500   $10.0095   $25,023.75   1/3/98   1/3/00
ESOP GRANT

STOCK INCENTIVE PLAN, 1996   120,000   $ 7.7500  $930,000.00   3/26/99  3/26/01
ESOP GRANT

1996 MSOP, 3RD QUARTER GRANT 112,257   $ 7.7500  $869,991.75   3/26/98  3/26/01




                      WAIVER OF RIGHTS

      I, Christopher P. Elliott, knowingly and voluntarily, agree to waive, settle, release and discharge Morrison Fresh Cooking, Inc. (the "Company") from any and all claims, demands, damages, actions or causes of action, including any claims for attorneys' fees which I have against the Company, its predecessors, subsidiaries, and affiliates, and the officers, directors, employees and agents of each of them arising out of or relating to my employment with the
Company,  my  service  on  the Board  of  Directors  of  the
Company, my resignation from the Board of Directors of the Company, the termination of the Change of Control Agreement between the Company and me dated as of March 2, 1996, or the termination or other change of status of my employment with the Company under the terms of the Agreement executed by myself and containing an Effective Date of April 3, 1997. I understand this Waiver of Rights includes any claims I may have arising under any Federal, state or local laws, ordinances or regulations pertaining to wrongful discharge or discrimination on the basis of sex, race, color, religion, creed, national origin, age or handicap status and particularly any rights I may have pursuant to the Age Discrimination in Employment Act, the Older Workers Benefit Protection Act, the Americans with Disabilities Act, Title VII of the Civil Rights Act of 1964, as amended, or relating to my employment with the Company, my service on the Board of Directors of the Company, my resignation from the Board of Directors of the Company, the termination of the Change of Control Agreement between the Company and me dated as of March 2, 1996, or termination of my employment with the Company under terms of the Agreement executed by myself and containing an Effective Date of April 3, 1997.

      I acknowledge and understand that I waive my right to file suit for any claim I may have under the laws and the statutes named in the paragraph above. I further waive my right to claim or receive damages as a result of any charge of discrimination which may be filed by me or anyone acting on my behalf.

      I  UNDERSTAND, ACKNOWLEDGE AND AGREE TO THE  TERMS  OF
THIS AGREEMENT, THIS 24 DAY OF April, 1997.



/s/Christopher P. Elliott
Christopher P. Elliott





PERSONAL AND CONFIDENTIAL

Via Hand Delivery

April 24,1997

Mr. Christopher P. Elliott
3687 Westbrooke Circle
Atlanta, GA  30319

Dear Chris:

In  my letter to you dated April 3, 1997 ( the "Agreement"),
the  Company  offered  you a severance  package.   You  have
raised a number of questions regarding changes and/or clarifications to the Agreement.

We have reviewed each of these matters and will respond as follows:

     1. Section 2(d) of the Agreement is amended by adding the following at the end thereof: "In the event that you have not obtained new employment prior to the end of such six (6) month period, the Company will, provided that you have exercised all due diligence in seeking new employment as determined by the Company in its sole discretion, pay to you up to three (3) additional monthly payments each in the gross amount of $14,466.67. The Company's obligation to pay such additional monthly payments shall cease during the first month in which you commence such new employment. All payments to be made pursuant to this Section 2(d) shall be made upon the 1st day of the month, beginning May 1, 1997."

     2. Section 3 of the Agreement is amended by deleting the last sentence thereof and replacing it with the following:
       "Thereafter, the Company shall pay to you within seven (7) days of the Company's receipt of acceptable proof of such sale, but in no event prior to July 1, 1997, based on your sale of such shares between April 24, 1997 and December 31, 1997, for each of such shares the difference between the actual per share closing price on the date of sale of such shares and $7.75 per share."

     3. Section 9 of the Agreement is amended to provide that there shall be no extension of the period during which such Stock Options shall remain exercisable shall apply to any Stock Options issued to you during the fourth quarter of the Company's fiscal 1996 under the Executive Stock Option Program and the Management Stock Option Program.

     4.   Please note that the Compensation and Stock Option
       Committee of the Board of Directors of the Company is scheduled to meet on April 23, 1997, to consider those matters addressed in Sections 3 and 9 of the Agreement which require the approval of such Committee.

All of the terms and conditions stated in the April 3, 1997, Agreement which are not in conflict with the changes in this letter will remain in full force and effect. This means that the twenty-one (21) day acceptance period during which the Company's offer remains open and effective in the Agreement is still in effect, and you are to accept or reject the Company's offer within that time period.

Please let me know if you have any questions.

                         Sincerely,



                         /s/ Ronnie L. Tatum
                         Ronnie L. Tatum
                         Chief Executive Officer



THE AGREEMENT, AS MODIFIED HEREBY,
IS ACKNOWLEDGED AND ACCEPTED.



/s/ Christopher P. Elliott
Christopher P. Elliott

Date:  April 24, 1997





April 3, 1997


PERSONAL AND CONFIDENTIAL

Via Hand Delivery

Mr. Scears Lee, III

Dear Scears:

      This letter confirms the terms of the agreement which you and I have reached concerning your employment status following discussions that you and I just completed, and covers the change in your employment status with Morrison Fresh Cooking, Inc. (the "Company").

      The Company's offer that is described in this letter will be open and effective for twenty-one (21) days from the date shown as the "Effective Date" of the agreement. You may elect to accept or reject this offer within the twenty-one (21) day period. Obviously, it is important that you understand the terms of our offer so that if you sign, you do so knowingly and voluntarily. To enable you to do that, we suggest that you consult with an attorney about the Company's offer and your rights before signing it. You will not, however, waive or give up any rights or claims you may have against the Company that may arise after the date that you accept the Company's offer. If you accept this offer, both of us will acknowledge our agreement with the terms and conditions outlined in the offer and Waiver of Rights (the "Waiver") set forth in this letter (the offer and Waiver collectively referred to herein as the "Agreement").

      If you decide to sign the Agreement and waive your rights against the Company, you will have seven (7) days following the signing of the Agreement and the return of the signed Agreement to change your mind and revoke the Agreement. In other words, the Agreement will not be in effect until seven (7) days have passed following your signing.

The key elements of the Company's offer to you are as follows:

1. Effective as of April 4, 1997, which we will refer to as the "Termination Date," you no longer will be required to perform services for the Company and your employment with the Company will be officially terminated, you shall relinquish all titles and offices held with the Company, and the Change of Control Agreement between you and the Company dated as of March 2, 1996, shall be terminated.

2. You will receive what we will refer to as additional compensation (the "Additional Compensation") which will be paid to you as follows:

       (a) You will receive biweekly payments at your current base compensation rate through the close of business on April 4, 1997.

       (b) You will be entitled to receive on a prorated basis any bonus earned under the formula for which you are accountable for the Company's Fiscal Year 1997, prorated through April 4, 1997. You will not be eligible for any future bonuses other than the bonus referenced in this Section 2(b).

       (c) The Company currently has no severance pay policy. However, you will receive twelve (12)
       monthly payments each in the gross amount of $9,091.67. In the event that you have obtained new employment prior to the end of such twelve (12) month period, you will have the option of receiving the balance of such monthly payments in a single lump sum.

3. The Company will, subject to the approval of the Compensation and Stock Option Committee of the Board of Directors of the Company at its next regularly scheduled meeting, waive any restrictions on your sale of the 3,116 shares of common stock of the Company which you purchased pursuant to the Company's one-time 1996 Management Stock Option Program. The timing of such sale by you will be so as to be in compliance with all laws and regulations affecting the trading of Company stock. Thereafter, the Company shall pay to you based on your sale of such shares between July 1, 1997 and December 31, 1997, for each of such shares the difference between the actual per share market price on the date of sale of such shares and $7.75 per share.

4. The Company will arrange to provide at the Company's expense the outplacement services of a reputable corporate outplacement firm selected by the Company to assist you in locating other suitable employment.

5. You will not be eligible to participate in the Executive Stock Option Program or Management Stock Option
  Program after April 4, 1997.

6. You agree to cooperate with and assist the Company in any and all matters relating to claims or charges of discrimination of any kind or sexual harassment which claims or charges relate to a time when your worked in the Human Resources Department of the Company or its predecessors. Such cooperation and assistance shall include, but not be limited to, your appearing as a witness during depositions,
  hearings,  trials,  mediations,  and  arbitrations.    The
  provisions of this paragraph shall survive the termination of this Agreement.

7. All compensation payments to you will be subject to applicable deductions.

8. If you elect COBRA, the Company will reimburse you for that portion of your COBRA cost equal to what the Company contributes for the same type of employee coverage for a period equal to the lesser of six (6) months or the duration of your COBRA continuation period. We agree to provide you with information covering your health insurance entitlements under COBRA and other employee benefits at termination. You will hear directly from the Company's Benefits Department explaining these matters. If this written information does not adequately answer your questions, please let us know right away.

9. Exhibit "A " to this letter contains a complete list of your Company-granted stock options. You are not eligible for any future grants of options to acquire Company stock. Except as modified by the terms of this paragraph, your rights under the Company-granted stock options (the "Stock Options") that you currently hold are controlled by the terms of the applicable written stock option award or agreement.

       (a) Each Stock Option which by its terms would otherwise expire upon the termination or change of your employment status with the Company will, subject to the approval of the Compensation and Stock Option Committee of the Board of Directors of the Company, remain exercisable for a period equal to the lesser of three (3) years from the date of termination of your employment with the Company or the expiration of the original option period and may be exercised by you when such Stock Option becomes exercisable under its terms. Stock Options not exercised within such three (3) year period will automatically terminate. You will be subject to exercising the Stock Options as if you had remained an employee with the Company and were still fully subject to all of the terms and conditions of such plans which are not in conflict with this three (3) year exercise period. The Company will request the respective Chief Executive Officers of Ruby Tuesday, Inc. and Morrison Health Care, Inc. to extend the period during which stock options of those companies which you may possess will remain exercisable for a period equal to the lesser of three (3) years from the date of termination of your employment with the Company or until the stock options would expire other than due to your termination of employment with the Company and may be exercised by you if and when such stock options become exercisable by their terms within such period.

10.    If  you  are  currently  a  member  of  the  Morrison
  Employees' Federal Credit Union, you may continue to participate in that program, subject only to observing the rules and qualifications governing participation.

11. If you participated in the Morrison Fresh Cooking, Inc. Salary Deferral 401(k) Plan or the Deferred Compensation Plan, as amended, you, of course, may receive monies in accordance with the terms of those plans, but you will not be allowed to make any contributions or receive Company matching contributions under these plans following the Termination Date.

12. Aside from the amounts to which you are entitled under the terms of this Agreement, you acknowledge that you have received any and all compensation and remuneration of any kind and character, including, but not limited to, salary, bonuses, commissions, vacation, stock options, and severance pay, which you may be entitled to receive from the Company at any time now or in the future. It is understood that the Company's Agreement with you is in lieu of any other severance pay.

13. You agree to keep confidential information disclosed to you or known by you as a consequence of or through your
  employment  by  the  Company,  concerning  the   business,
  financial affairs, products, suppliers, processes, services, customers, employees, or employees' compensation of the Company, including information related to menus, recipes, purchasing, bargaining, customer lists, manuals (all types), sales and marketing techniques, territorial sales plans, account records, personnel records, pricing information, advertising, promotion, accounting, recordkeeping, and any
  other   information  treated  by  the  Company  as   being
  confidential or which is labeled "Confidential" by the Company or which is otherwise designated as confidential or proprietary by the Company. Confidential information does not include: (a) information already known to you prior to your employment by the Company in any capacity, (b) information lawfully disclosed to you from a third party outside the Company who had a right to so disclose it, and
  (c) information which has become a matter of public knowledge through no fault or omission of yourself.

14.    There   are   no   other  promises,  agreements,   or
  understandings between you and the Company, and it is the intent of this Agreement that it embody any and all promises, agreements, and understandings between yourself and the Company. No changes or modifications may be made in the terms stated in this Agreement unless made in writing and signed by yourself or your authorized representative and an authorized representative of the Company. This Agreement will inure to the benefit of, and will be binding on both
  parties,   and  their  personal  representatives,   heirs,
  successors, and assigns.

15. It is understood and agreed that if any provision or part of this Agreement is found to be unenforceable, illegal, or inoperable, such provision or part shall be severed, and all remaining provisions and parts of this Agreement shall remain fully valid and enforceable.

16.  Furthermore, you agree to perform the following:

       (a) Return all Company-owned property and equipment including, but not limited to, laptop, discs, software and credit cards, to the corporate office within seven
       (7) days of your execution of this letter.

       (b) Return all records, manuals and materials which came into your possession because of your employment with the Company and which represent or relate to the Company's business records, including, but not limited to, those materials referenced in Section 13 above, and copies thereof made while the materials were in your possession and/or under your control, to the corporate office within seven (7) days of your execution of this letter. You agree that you will not retain any records, manuals and materials, or copies of records, manuals and materials as set forth herein.

       The Company's offer under this Agreement will be left open until April 24, 1997. If you have not executed this Agreement on or before the close of business on April 24, 1997, then the Company's offer is withdrawn. Note that your execution or non-execution of this Agreement does not change the Company's decision regarding your employment and that you are hereby terminated from the Company's payroll as an employee effective April 4, 1997, and we will provide you with the required information covering your health insurance entitlement under COBRA.

      By signing this Agreement on behalf of the Company, I am indicating the Company's intent, and my authority in behalf of the Company, to make you this offer. If there are any questions which need clarification, please let me know immediately in order that we can discuss and resolve them. If you are in agreement and accept the Company's offer, please return to me a fully executed copy of this Agreement and Waiver.

                                   Sincerely,



                                   /s/Ronnie L. Tatum
                                   Ronnie L. Tatum
                                   Chief Executive Officer



AGREEMENT ACKNOWLEDGED
AND ACCEPTED.



/s/ Scears Lee, III
Scears Lee, III

Date: 4/23, 1997

The "Effective Date" of this Agreement
is  April 3, 1997.



                                         PER
                               NUMBER   SHARE    TOTAL
                                 OF     OPTION   OPTION EXERCISABLE EXPIRATION
            PLAN               OPTIONS  PRICE    PRICE    DATE        DATE

STOCK INCENTIVE PLAN, 1993      1,200  $8.1029  $9,723.48     7/1/96  7/1/98
ESOP GRANT

1994 MSOP, 1ST QUARTER GRANT      218  $8.9200  $1,944.56     9/4/95  9/4/98

1994 MSOP, 2ND QUARTER GRANT      227  $9.2946  $2,109.87    12/4/95 12/4/98

1994 MSOP, 4TH QUARTER GRANT       17  $9.6520  $  164.08     6/4/96  6/4/99

1995 MSOP, 1ST QUARTER GRANT      200 $10.5202  $2,104.04     9/3/96  9/3/99

STOCK INCENTIVE PLAN, 1996        200  $5.4133  $1,082.66    1/15/99 1/15/01
ESOP GRANT

STOCK INCENTIVE PLAN, 1996     15,000  $7.7500 $116,250.00   3/26/99 3/26/01
ESOP GRANT

1996 MSOP, 3RD QUARTER GRANT    9,348  $7.7500  $72,447.00   3/26/98 3/26/01



                        WAIVER OF RIGHTS


     I, Scears Lee, III, knowingly and voluntarily, agree to waive, settle, release and discharge Morrison Fresh Cooking, Inc. (the "Company") from any and all claims, demands, damages, actions or causes of action, including any claims for attorneys' fees which I have against the Company, its predecessors, subsidiaries, and affiliates, and the officers, directors, employees and agents of each of them arising out of or relating to my employment with the Company, the termination of the Change of Control Agreement between the Company and me dated as of March 2, 1996, or the termination or other change of status of my employment with the Company under the terms of the Agreement executed by myself and containing an Effective Date of April 3, 1997. I understand this Waiver of Rights includes any claims I may have arising under any Federal, state or local laws, ordinances or regulations pertaining to wrongful discharge or discrimination on the basis of sex, race, color, religion, creed, national origin, age or handicap status and particularly any rights I may have pursuant to the Age Discrimination in Employment Act, the Older Workers Benefit Protection Act, the Americans with Disabilities Act, Title VII of the Civil Rights Act of 1964, as amended, or relating to my employment with the Company, the termination of the Change of Control Agreement between the Company and me dated as of March 2, 1996, or termination of my employment with the Company under terms of the Agreement executed by myself and containing an Effective Date of April 3, 1997.

      I acknowledge and understand that I waive my right to file suit for any claim I may have under the laws and the statutes named in the paragraph above. I further waive my right to claim or receive damages as a result of any charge of discrimination which may be filed by me or anyone acting on my behalf.

      I  UNDERSTAND, ACKNOWLEDGE AND AGREE TO THE  TERMS  OF
THIS AGREEMENT, THIS 23 DAY OF April, 1997.



                                      /s/Scears Lee, III
                                      Scears Lee, III



PERSONAL AND CONFIDENTIAL

Via Hand Delivery

April 23, 1997

Mr. Scears Lee, III

Dear Scears:

In  my letter to you dated April 3, 1997 ( the "Agreement"),
the  Company  offered  you a severance  package.   You  have
raised a number of questions regarding changes and/or clarifications to the Agreement.

We have reviewed each of these matters and will respond as follows:

     1. Section 2(c) of the Agreement is amended by adding the following at the end thereof: "In the event that you have not obtained new employment prior to the end of such twelve
       (12) month period, the Company will pay to you up to three
       (3) additional monthly payments each in the gross amount of $9,091.67. The Company's obligation to pay such additional monthly payments shall cease during the first month in which you commence such new employment. All payments to be made pursuant to this Section 2(c) shall be made upon the 1st day of the month, beginning May 1, 1997."

     2. Section 3 of the Agreement is amended by deleting the last sentence thereof and replacing it with the following:
       "Thereafter, the Company shall pay to you within seven (7) days of the Company's receipt of acceptable proof of such sale, but in no event prior to July 1, 1997, based on your sale of such shares between April 24, 1997 and December 31, 1997, for each of such shares the difference between the actual per share closing price on the date of sale of such shares and $7.75 per share."

     3. Section 9 of the Agreement is amended to provide that there shall be no extension of the period during which such Stock Options shall remain exercisable shall apply to any Stock Options issued to you during the fourth quarter of the Company's fiscal 1996 under the Executive Stock Option Program and the Management Stock Option Program.

     4.   Please note that the Compensation and Stock Option
       Committee of the Board of Directors of the Company is scheduled to meet on April 23, 1997, to consider those matters addressed in Sections 3 and 9 of the Agreement which require the approval of such Committee.

     5. Section 6 of the Agreement is amended to provide that the Company will cause you to be served with a subpoena in conjunction with your appearing as a witness during any proceeding.

     6. Section 8 of the Agreement is amended by deleting the first sentence thereof and replacing it with the following:
       "If you elect COBRA, the Company will reimburse you for that portion of your COBRA cost equal to what the Company contributes for the same type of employee coverage for a period equal to the lesser of twelve (12) months or the duration of your COBRA continuation period."

All of the terms and conditions stated in the April 3, 1997, Agreement which are not in conflict with the changes in this letter will remain in full force and effect. This means that the twenty-one (21) day acceptance period during which the Company's offer remains open and effective in the Agreement is still in effect, and you are to accept or reject the Company's offer within that time period.

Please let me know if you have any questions.

                         Sincerely,



                         /s/ Ronnie L. Tatum
                         Ronnie L. Tatum
                         Chief Executive Officer


THE AGREEMENT, AS MODIFIED HEREBY,
IS ACKNOWLEDGED AND ACCEPTED.



/s/ Scears Lee, III
Scears Lee, III

Date:  April 23, 1997